Cowen Energy & Natural Resources Quinn Fanning Executive VP and Chief Financial Officer Jason Stanley Director, Investor Relations December 4, 2017 Exhibit 99.1

FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s. Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.

Tidewater Profile Founded in 1955 – Designed the first OSV as we know it today Financial restructuring completed July 31, 2017 NYSE-traded Securities (with 12/1/17 closing prices): Common Shares – TDW $26.67 Series A Warrants – TDW WS.A $2.05 Series B Warrants – TDW WS.B $2.00 9/30/17 Balance Sheet Info: Cash $460 million Total Debt $451 million Stockholders’ Equity $1,041 million Market Cap @ 12/1/17: ~$800 million, based on 30 million shares and $0.01 warrants 232 owned & chartered vessels (8.1 year average age for active fleet), distributed across global operating footprint; vessels working in all water depths Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.

Dealing with a Challenging Market

Safety Leadership

- TRIR in FY2017 lower than last five years' avg.
- No LTAs in FY2016 and FY2017

Proactive Cost Control

- Q3 2017 vessel opex down by ~56% and G&A costs (adj. for restructuring costs) down ~47% relative to Q3 2013
- Global headcount reduced by 40%
- Cost-cutting initiatives on-going

Restructuring Complete

- Strong post-restructuring balance sheet, with zero net debt
- Ample liquidity to deal with industry challenges
- Positioned to lead OSV consolidation

Committed to Compliance



Minimal Future Capex

- Fleet renewal complete
- Remaining construction-related Capex very limited

Trusted Partner

- 60+ years experience in global OSV market
- Highly experienced management team

Global Footprint

- Presence in all major oil & gas basins
- Invested in local content

Young, Modern Fleet

- 146 active vessels / 8.1 year avg. age with 91 owned vessels smart-stacked, 37 of which are less than 10 years old (as of 9/30/17)
- Diverse fleet capable of supporting all water depths

TIDEWATER
Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.
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The New Tidewater - A Solid Foundation with Many Strengths Unique Financial strength Zero net debt post-restructuring Covenant holiday for all EBITDA-based covenants through period ending June 30, 2019 Returned 16 leased vessels (average age 12 yrs) to owners Reduced interest and vessel lease expense (~$73 million in annual savings) Tidewater’s vessel fleet remains one of the largest, youngest and most geographically diverse OSV fleets in the industry, with the ability to operate in any water depth (shallow, mid and deepwater) Experienced Board and management team Strong, disciplined market leader; well positioned for possible OSV market consolidation Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. “Tidewater has become possibly the strongest player in the OSV industry and is set to benefit from a gradual normalization in the OSV market over the coming years…” Clarksons Platou Equity Research August 2017 “After emerging from Chapter 11 this summer, Tidewater stands out in the OSV industry with a solid liquidity runway and a net cash position.” Arctic Securities November 2017

Committed to Safety Leadership Total Recordable Incident Rates CY 2005-2016 (per 200,000 Man Hours) TRIR = Sum of LTA’s and Recordables x 200,000 divided by Man Hours Worked 0.0 1.0 0.5 0.0 1.0 0.5 0.15 10 year average 0.14 5 year average Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.

Market Outlook Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. Oil Price Outlook Note: Prices as of 9/5/17 Calendar Year Average 2017 2018 2019 Consensus – Brent $53.00 $56.75 $61.00 IHS - Brent $50.90 $48.38 Not Available Rystad - Brent $52.00 $57.00 $62.00

Market Drivers

- Overall working rig count down ~40% from 2H 2014 peak to 418 current working rigs
- Consensus outlook assumes slow recovery in jackup and floater market in 2H 2017 and 1H18, respectively
- Consensus outlook suggests ~ 500-550 working rigs over the next 5 years



Working Offshore Rigs
Working Rig Count
450
400
350
300
250
200
150
100
50
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Jackups
421
283
Floaters
257
109
Note: 26 "Other" rigs in addition to the Jackups and Floaters indicated provide a total working rig count of 418 as of November 2017

Source: IHS Markit and Tidewater

TIDEWATER
Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.
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OSV Business Drivers – Where have we been and where do we go from here? Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. 6.9 Without ~600 vessels 25+ yrs old 5.9 Without ~1,000 vessels 15+ yrs old Source: IHS Markit and Tidewater 1,000 vessels +15 years old 200 vessels < 15 yrs do not return to service 525-550 working rigs 3.4 4.5 8.3 150 New Vessel Deliveries 4.5 – 4.8 2,400 – 2,500 Active OSVs Market Equilibrium Requires an Increase in Demand and a Reduction in Supply

OSV Supply & Demand Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. Source: Clarksons Platou Securities AS (May 2017) (*includes PSVs >50m LOA and >=1000 dwt + AHTS 4-10k bhp) OSV Supply, Demand and Fleet Utilization Production Support Demand Rig Support Demand

Tidewater's Active Fleet vs. Worldwide OSV Fleet



Tidewater's Active Fleet
As of September 30, 2017
146
Vessels
8.1
Years Avg Age
0
Vessels 25+ years old today
10
Vessels 15+ years old today
Deepwater Vessels
Towing Supply / Supply Vessels
Other
Number of Vessels
30
25
20
15
10
5
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015

21 of Tidewater's 91 stacked vessels at 9/30/17 are 15+ years old.



Worldwide OSV Fleet
Estimated as of November 2017
3,500
Approx. Vessels in the Global Fleet
17%
Vessels Est. to be 25+ Years Old
29%
Vessels Est. to be 15+ Years Old
~610
Vessels 25+ years old today
~1,000
Vessels 15+ years old today
Number of Vessels Built (AHTS & PSV)
350
300
250
200
150
100
50
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015

As of November 2017 there are approx. 251 additional AHTS and PSVs (~7% of the global fleet) under construction. In our view, a material number of these vessels will not be completed and delivered.

Source: IHS Markit and Tidewater

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Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.
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Global OSV Leader Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. Regional Headquarters Area Operations Americas Active Fleet 27 Towing Supply Towing Supply Towing Supply Our top 10 customers in Fiscal 2017 (3 Super Majors, 4 NOCs, and 3 Other) accounted for 75% of our revenue Revenue Mix Production Support Drilling Support 146 total active vessels with average vessel age of 8.1 years. Deepwater Towing Supply Other Deepwater Towing Supply Deepwater Towing Supply 8.3 yrs Avg. Age 8.6 yrs Avg. Age Europe & Africa Active Fleet 77 Deepwater Other Towing Supply Deepwater Towing Supply 7.1 yrs Avg. Age Middle East & Asia Pacific Active Fleet 42 Deepwater Other Towing Supply

Size and Scope of Operations Matter Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. AHTS and PSVs only, as of November 2017 All Others (~2,400 total vessels for 400+ owners) Source: IHS Markit and Tidewater

Solid Financial Foundation is Key in a Challenging Market

September 30, 2017 Balance Sheet Summary

Cash & Equiv.: **>$460 million**	Total Debt: **$451 million**	Book Equity: **$1,041 million**
Total Debt / Cap: **30%**	Net Debt/Net Cap: **0%**	Debt Maturity: A. ~$350 million senior secured notes due 2022 B. ~$90 million export credit backed debt amortizes over ~10 yrs.

Source: Tidewater

TIDEWATER
Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.
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Unique Financial Position in the OSV Industry – Highest Equity Market Cap (1) Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. (1) Mid-point of $350m post-emergence enterprise valuation as per Gulfmark disclosure statement dated 6/26/17, adjusted for $21m net debt Source: FactSet research systems & Company filings as of 10/18/17, IHS Markit and Tidewater

Unique Financial Position in the OSV Industry – Lowest Leverage Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. Source: FactSet research systems & Company filings as of 10/18/17, IHS Markit and Tidewater ~# of OSVs 199 68 26 60 10 30 27 207 29 59 17 9 46 17 118 (1) (1) Mid-point of $350m post-emergence enterprise valuation as per Gulfmark disclosure statement dated 6/26/17, adjusted for $21m net debt

Minimal Future CAPEX – Another Strength Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. (1) Values presented are on calendar basis ~$4 million Capex Required as of 9/30/2017

Vessel Revenue & Vessel Operating Margin, Fiscal 2008-2017 Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. Prior peak period (2008) averaged quarterly revenue of $334M, quarterly operating margin of $168.6M at 50.4% Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses $150 million 50.0% Millions

Fixed Charges

- LTM Vessel Operating Margin: **~$167 million**
- FY18 Run Rate Fixed Charges, excluding CapEx: **$~160 million**
- Cash Post-restructuring: **>$450 million**



400
350
300
250
200
150
100
50
0
$68
$42
$22
$188
$71
$48
$28
$190
$28
$51
$34
$154
$9
$70
$34
$115
$24
$32
$105
~$31 million
Restructuring Costs excluded from G&A
Post-Restructuring
~$6.7 million
Restructuring Costs excluded from G&A
FY 2014
FY 2015
FY 2016
FY 2017
G&A
Lease Expense
Interest Expense
Taxes

- FY 2014 – FY 2017 based on historical March 31 fiscal year end. Effective September 2017, the company changed its fiscal year to the 12 months ending December 31
- FY 2014 – FY 2016 tax expense adjusted for provision/benefit for deferred taxes
- Post-restructure G&A (excluding restructuring costs) and tax expense based on Qtr ended June 30, 2017 annualized; interest expense based on ~$440 million post-restructuring gross debt

TIDEWATER Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. 19

Go Forward Strategy Leadership in safety, compliance and operational excellence Disciplined cost control, focused on near-term cash break-even Protect and preserve strong liquidity position Focused on growth opportunities with SG&A synergies Deliver best-in-class shareholder returns Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.

New Vessel Trends by Vessel Type – Deepwater PSVs Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. $44 million, or 42%, of Vessel Revenue in Q3 2017 Q3 2017 Avg Day Rate: $12,157 Utilization: 43.6%

New Vessel Trends by Vessel Type – AHTS Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. $3.3 million, or 3%, of Vessel Revenue in Q3 2017

New Vessel Trends by Vessel Type – Towing Supply / Supply Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc. $49 million, or 47%, of Vessel Revenue in Q3 2017

Net Book Value at September 30, 2017 Vessel Count NBV Average Age Avg NBV / Vessel   (in millions) (years) (in millions) Deepwater vessels PSVs > 3,800 DWT 42 $ 351.6 9.3 $ 8.4 PSVs < 3,800 DWT 43 $ 175.6 5.8 $ 4.1 Deepwater AHTS 12 $ 66.5 9.4 $ 5.5 97 $ 593.7 7.8 $ 6.1 Towing Supply Vessels 100 $ 234.0 9.2 $ 2.3 Other Vessels 40 $ 9.0 13.2 $ 0.2 Total - All Vessels 237 $ 836.7 9.3 $ 3.5 Cowen Energy & Natural Resources Conference | ©2017 Tidewater Inc.